UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39158	65-0847995
(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Purchase Agreements

On December 16, 2024, AppTech Payments Corp. (the “Company” or “our”) entered into a Share Purchase Agreement (the “AFIOS 6 SPA”) with AFIOS Partners 6, a limited partnership (“AFIOS 6”) for the sale of 1,200,00 shares of the Company’s restricted common stock, par value $0.001 per share (the “Shares”) for a purchase price of $1,000,000, 1,200,000 warrants with a 5-year term and an exercise price of $0.90 per warrant and 1,800,000 warrants with a 5-year term and an exercise price of $1.20 per warrant (collectively, the “AFIOS 6 Warrants”) to be issued at closing.

The Company also entered into a Share Purchase Agreement (the “AFIOS 7 SPA” and together with the AFIOS 6 SPA, the “Share Purchase Agreements”) with AFIOS Partners 7, a limited partnership (“AFIOS 7” and together with AFIOS 6, “AFIOS”) for the sale of 4,000,000 Shares for $1,500,000 funding on December 13, 2024, and $2,500,000 in additional funding as and when required by the Company, subject to the terms and conditions in the AFIOS 7 SPA. In addition, the Company agreed to issue as funded proportionately 4,000,000 warrants with a 5-year term and an exercise price of $0.90 per warrant and 6,000,000 warrants with a 5-year term and an exercise price of $1.20 per warrant (together, the “AFIOS 7 Warrants”). The AFIOS 7 SPA also contains an over-allotment clause whereby AFIOS 7 may increase the equity raise from $4,000,000 to $5,000,000 if the Company approves it, at the AFIOS 7 SPA’s exact pricing and unit composition.

The securities sold pursuant to the Share Purchase Agreements were sold in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, and the rules and regulations thereunder (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

The foregoing descriptions of the AFIOS 6 SPA, the AFIOS 7 SPA, the AFIOS 6 Warrants and the AFIOS 7 Warrants are qualified in their entirety by reference to the full text of such agreements. Copies of the AFIOS 6 SPA and the AFIOS 7 SPA are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and copies of the AFIOS 6 Warrants are attached hereto as Exhibits 4.1 and 4.2, and copies of the AFIOS 7 Warrants are attached hereto as Exhibits 4.3 and 4.4, each of which is incorporated herein in its entirety by reference. The representations, warranties, and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies of the Company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

2

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2024, the Board of Directors (the “Board”), after approving the transactions contained in Item 1.01 of this Current Report, accepted the resignations of Virgilio Llapitan, Michael O’Neal, Christopher Williams and William Huff, and appointed Albert L. Lord, Thomas J. Kozlowski Jr. as Class II Directors of the Company, and Calvin D. Walsh as a Class I Director of the Company.

Subsequently, the Board appointed Virgilio Llapitan as a Class II Director of the Company, reclassified Thomas J. Kozlowski Jr. as a Class I Director of the Company, and accepted the resignation of Mengyin H. Liang (“Roz Huang”) from the Board. As a result, the size of the Board has been reduced from six to five members. The current makeup of the Company’s Board is below:

Luke D’Angelo, Class II Director

Albert L. Lord, Class II Director

Virgilio Llapitan, Class II Director

Thomas J. Kozlowksi Jr., Class I Director

Calvin D. Walsh, Class I Director

Albert L. Lord, age 79, is the retired Chief Executive Officer of Sallie Mae. Mr. Lord held this position from 1997 to 2013, when he retired. Under Mr. Lord’s leadership, Sallie Mae’s market value increased from $2 billion to $25 billion in 2005. Mr. Lord transitioned Sallie Mae from a “government sponsored enterprise” to a fully private sector entity. In 2008-9 Mr. Lord led the Company through the financial crisis, raised capital and restored much of the market value lost. Today, Sallie Mae is the leading private sector provider of higher education financing in the United States. Mr. Lord began his professional career in 1967 with Peat, Marwick, Mitchell & Co. after receiving a Bachelor of Science degree from Penn State, where he recently served as a Trustee.

Thomas J. Kozlowski Jr., age 74, is the President of AFIOS, Inc., an independent private wealth management advisory firm that he founded in 2005. AFIOS, Inc. provides customized advisory and wealth management services to families with substantial assets. Mr. Kozlowski has been involved with the family office industry since 1985. Mr. Kozlowski founded the Family Office Group of Merrill Lynch in 1993 and has been associated with two separate family offices: as CFO and Acting President of a Forbes 400 Family Office and as Senior VP and Treasurer of an active private merchant bank holding controlling positions in public and private companies. Mr. Kozlowski has degrees in accounting and law from Georgetown University and an MBA from George Washington University. He is a CPA, a CMA, and a member of the Bars of Virginia and the District of Columbia.

Calvin D. Walsh, age 79, is the retired Regional Vice President of Sales and Marketing for Siemens Energy and Automation, headquartered in Alpharetta, Georgia, during his 40-year career in the electrical industry. Mr. Walsh held numerous sales and sales management positions, including Regional Sales Manager, District Manager, and Senior Sales Engineer. Cal began his career in 1967 after graduating from The Pennsylvania State University with a Bachelor of Science degree in Mechanical Engineering. Mr. Walsh joined the General Electric Technical Marketing Program directly after college, was later employed by ITE Imperial Corporation in Philadelphia, and joined Siemens Energy and Automation as a sales engineer in 1981. Mr. Walsh held numerous sales management and marketing positions and was an integral contributor to the immense growth of Siemens in the United States.

No committee assignments have been made yet for Messrs. Lord, Kozlowski Jr., or Walsh. Each of Messrs. Lord, Kozlowski Jr., or Walsh will receive a grant option package, with the final compensation package to be disclosed when finalized. A description of the Company’s standard compensation practices for non-employee directors can be found in the section titled “Director & Advisor Compensation” in the Company’s definitive proxy statement in connection with its 2024 annual meeting of shareholders filed with the U.S. Securities and Exchange Commission (“SEC”) on April 12, 2024, and is hereby incorporated by reference.

3

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”), and incorporated into this Item7.01 by reference, is a press release issued by the Company on December 17, 2024, announcing that it had entered into the Share Purchase Agreements with AFIOS for AFIOS financing in the aggregate amount of $5 million.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated as of December 16, 2024, by and among the Company and AFIOS Partners 6, a limited partnership.

2.2*	Share Purchase Agreement, dated as of December 16, 2024, by and among the Company and AFIOS Partners 7, a limited partnership.

10.1	Common Stock Purchase Warrant, dated as of December 16, 2024, by and among the Company and AFIOS 6, for 1,200,000 Warrant Shares.

10.2	Common Stock Purchase Warrant, dated as of December 16, 2024, by and among the Company and AFIOS 6, for 1,800,000 Warrant Shares.

10.3	Common Stock Purchase Warrant, dated as of December 16, 2024, by and among the Company and AFIOS 7, for 4,000,000 Warrant Shares.

10.4	Common Stock Purchase Warrant, dated as of December 16, 2024, by and among the Company and AFIOS 7, for 6,000,000 Warrant Shares.

99.1	Press Release, dated December 17, 2024 (furnished only).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: December 17, 2024	By:	/s/ Luke D’Angelo
Luke D’Angelo
Chief Executive Officer

5